UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2011
_______________________________

REOSTAR ENERGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
_______________________________

Nevada	000-52316	20-8428738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3880 Hulen Street
Fort Worth, Texas 76107
(Address of principal executive offices)

(817) 989-7367
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

 Item 8.01 Other Events.

               On June 1, 2011, the Board of Directors of ReoStar Energy Corporation, a Nevada corporation (the "Company"), unanimously voted to terminate the registration of the Company's common stock under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and to suspend the Company's obligation to file reports under Section 15(d) of the Exchange Act. The Company is eligible to deregister by filing a Form 15 because it has fewer than 300 holders of record of its common stock. The Company plans to file a Form 15 with the Securities and Exchange Commission (the "SEC") to effect the deregistration of its common stock on or about June 13, 2011. Upon the filing of the Form 15, the Company's obligations to file certain reports with the SEC, including Forms 10-K, 10-Q, and 8-K will immediately cease. The Company expects the deregistration to become effective ninety (90) days after filing the Form 15 with the SEC.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
REOSTAR ENERGY CORPORATION

Dated: June 2, 2011	/s/ Scott D. Allen
Scott D. Allen, Chief Financial Officer